EXHIBIT 99.1

Canadian Derivatives Clearing Corporation
(Options as of July 31, 2012)

Index and ETF options

Name of Underlying Instrument	Option Symbol	Underlying Symbol

BMO Dow Jones Canada Titans 60 Index ETF	ZCN	ZCN
BMO S&P/TSX Equal Weight Banks Index ETF	ZEB	ZEB
Horizons BetaPro NYMEX Crude Oil Bear Plus ETF	HOD	HOD
Horizons BetaPro NYMEX Crude Oil Bull Plus ETF	HOU	HOU
Horizons BetaPro NYMEX Natural Gas Bear Plus ETF	HND	HND
Horizons BetaPro NYMEX Natural Gas Bull Plus ETF	HNU	HNU
Horizons BetaPro NYMEX Natural Gas Bull Plus ETF Please refer to circular no. 059-12.	HNU3	HNU3
Horizons BetaPro S&P/TSX 60 Bear Plus ETF	HXD	HXD
Horizons BetaPro S&P/TSX 60 Bull Plus ETF	HXU	HXU
Horizons BetaPro S&P/TSX Capped Energy Bear Plus ETF	HED	HED
Horizons BetaPro S&P/TSX Capped Energy Bull Plus ETF	HEU	HEU
Horizons BetaPro S&P/TSX Capped Financials Bear Plus ETF	HFD	HFD
Horizons BetaPro S&P/TSX Capped Financials Bull Plus ETF	HFU	HFU
Horizons BetaPro S&P/TSX Global Gold Bear Plus ETF	HGD	HGD
Horizons BetaPro S&P/TSX Global Gold Bull Plus ETF	HGU	HGU
Horizons BetaPro S&P/TSX 60 Index ETF	HXT	HXT
Horizons BetaPro S&P/TSX 60 Inverse ETF	HIX	HIX
iShares DEX All Corporate Bond Index Fund	XCB	XCB
iShares DEX Short Term Bond Index Fund	XSB	XSB

Name of Underlying Instrument	Option Symbol	Underlying Symbol

iShares Dow Jones Canada Select Dividend Index Fund	XDV	XDV
iShares Global Agriculture ETF	COW	COW
iShares Gold Bullion ETF	CGL	CGL
iShares MSCI EAFE Index Fund (CAD-Hedged)	XIN	XIN
iShares Natural Gas Commodity ETF	GAS *	GAS
iShares Russell 2000 Index Fund (CAD-Hedged)	XSU	XSU
iShares S&P 500 Index Fund (CAD-Hedged)	XSP	XSP
iShares S&P/TSX 60 Index Fund	XIU *	XIU
iShares S&P/TSX Capped Composite Index Fund	XIC	XIC
iShares S&P/TSX Capped Energy Index Fund	XEG *	XEG
iShares S&P/TSX Capped Financials Index Fund	XFN *	XFN
iShares S&P/TSX Capped Information Technology Index Fund	XIT	XIT
iShares S&P/TSX Capped Materials Index Fund	XMA	XMA
iShares S&P/TSX Capped REIT Index Fund	XRE	XRE
iShares S&P/TSX Global Gold Index Fund	XGD *	XGD
S&P/TSX 60 Index Options	SXO *	TX60

Equity options

Name of Underlying Instrument	Option Symbol	Underlying Symbol

Advantage Oil & Gas Ltd.	AAV	AAV
Aecon Group Inc.	ARE	ARE
AGF Management Ltd., Cl. B	AGF	AGF.B
Agnico-Eagle Mines Limited	AEM	AEM
Agrium Inc.	AGU *	AGU
Alacer Gold Corp.	ASR	ASR
Alamos Gold Inc.	AGI	AGI
Alexco Resource Corp.	AXR	AXR
Algonquin Power & Utilities Corp.	AQN	AQN
Alimentation Couche Tard Inc., Cl. B	ATD	ATD.B
Allied Nevada Gold Corp.	ANV	ANV
AltaGas Ltd.	ALA	ALA
Angle Energy Inc.	NGL	NGL

Name of Underlying Instrument	Option Symbol	Underlying Symbol

ARC Resources Ltd.	ARX	ARX
Argonaut Gold Inc.	AR	AR
Astral Media Inc., Cl. A	ACM	ACM.A
Athabasca Oil Sands Corp.	ATH *	ATH
Atlantic Power Corporation	ATP	ATP
ATS Automation Tooling Systems Inc.	ATA	ATA
Augusta Resource Corporation	AZC	AZC
Aura Minerals Inc.	ORA	ORA
AuriCo Gold Inc.	AUQ	AUQ
Aurizon Mines Ltd.	ARZ	ARZ
Avalon Rare Metals	AVL	AVL
Bank of Montreal	BMO *	BMO
Bank of Nova Scotia (The)	BNS *	BNS
Bankers Petroleum Ltd.	BNK	BNK
Banro Corporation	BAA	BAA
Barrick Gold Corporation	ABX *	ABX
Baytex Energy Corp.	BTE	BTE
BCE Inc.	BCE *	BCE
Bell Aliant Inc.	BA	BA
Bellatrix Exploration Ltd.	BXE	BXE
Birchcliff Energy Limited	BIR	BIR
BlackPearl Resources Inc.	PXX	PXX
BNK Petroleum Inc.	BKX	BKX
Bombardier Inc., Cl. B	BBD *	BBD.B
Bonavista Energy Corporation	BNP	BNP
Brookfield Asset Man. Inc., Cl. A	BAM	BAM.A
Brookfield Office Properties Inc.	BPO	BPO
CAE Inc.	CAE	CAE
Calfrac Well Services Ltd.	CFW	CFW
Calloway Real Estate Investment Trust	CWT	CWTu
Cameco Corporation	CCO *	CCO
Canaccord Financial Inc.	CF	CF
Canadian Apartment Properties Real Estate Investment Trust	CAR	CARu
Canadian Imperial Bank of Commerce	CM *	CM
Canadian National Railway Company	CNR *	CNR
Canadian Natural Resources Limited	CNQ *	CNQ
Canadian Oil Sands Trust	COS *	COS

Name of Underlying Instrument	Option Symbol	Underlying Symbol

Canadian Pacific Railway Limited	CP	CP
Canadian Tire Corporation Limited, Cl. B	CTC	CTC.A
Canadian Utilities	CU	CU
Canadian Western Bank	CWB	CWB
Canexus Corporation	CUS	CUS
Canfor Corporation	CFP	CFP
Canfor Pulp Products Inc.	CFX	CFX
Canyon Services Group Inc.	FRC	FRC
Capital Power Corporation	CPX	CPX
Capstone Mining Corp.	CS	CS
Cardiome Pharma Corp	COM	COM
Cascades Inc.	CAS	CAS
Catamaran Corporation	CCT	CCT
Celestica Inc.	CLS *	CLS
Celtic Exploration Ltd.	CLT	CLT
Cenovus Energy Inc.	CVE *	CVE
Centerra Gold Inc.	CG *	CG
CGI Inc. (Group), Cl. A	GIB	GIB.A
Chartwell Seniors Housing Real Estate Investment Trust	CSH	CSHu
China Gold International Resources Corp. Ltd	CGG	CGG
Chorus Aviation Inc., Cl. B	CHR	CHR.B
CI Financial Inc.	CIX	CIX
Cineplex Inc.	CGX	CGX
CML HealthCare Inc.	CLC	CLC
Coastal Energy Company	CEN	CEN
Coeur d'Alene Mines Corporation	CDM	CDM
Cogeco Cable Inc.	CCA	CCA
Colossus Minerals Inc.	CSI	CSI
Continental Gold Limited	CNL	CNL
Copper Mountain Mining Corporation	CUM	CUM
CORUS Entertainment Inc., Cl. B	CJR	CJR.B
Cott Corp.	BCB	BCB
Crescent Point Energy Corp.	CPG *	CPG
Crew Energy Incorporated	CR	CR
Davis + Henderson Corporation	DH	DH
Detour Gold Corp.	DGC	DGC
Dollarama Inc.	DOL	DOL

Name of Underlying Instrument	Option Symbol	Underlying Symbol

Domtar Corporation	UFS	UFS
DragonWave Inc.	DWI	DWI
Dundee Corporation, Cl. A	DC	DC .A
Dundee Precious Metals Inc.	DPM	DPM
Eco Oro Minerals Corp.	EOM	EOM
Eldorado Gold Corp.	ELD *	ELD
Emera Inc.	EMA	EMA
Enbridge Inc.	ENB *	ENB
EnCana Corporation	ECA *	ECA
Endeavour Silver Corp.	EDR	EDR
Enerflex Ltd.	EFX	EFX
Enerplus Resources Fund	ERF	ERF
Ensign Energy Services Inc.	ESI	ESI
Exeter Resource Corporation	XRC	XRC
Extendicare Inc.	EXE	EXE
Extorre Gold Mines Limited	XG	XG
Fairborne Energy Ltd.	FEL	FEL
Finning International Inc.	FTT	FTT
First Capital Realty Inc.	FCR	FCR
First Majestic Silver Corp.	FR	FR
First Quantum Minerals	FM *	FM
Fortis Inc.	FTS	FTS
Fortuna Silver Mines Inc.	FVI	FVI
Franco Nevada	FNV	FNV
Freehold Royalties Ltd.	FRU	FRU
Gabriel Resources Ltd.	GBU	GBU
Garda World Security Corporation	GW	GW
Genworth MI Canada Inc.	MIC	MIC
George Weston Limited	WN	WN
Gibson Energy Inc.	GEI	GEI
Gildan Activewear Inc.	GIL	GIL
GMP Capital Inc.	GMP	GMP
Goldcorp Inc.	G *	G
Golden Star Resources Ltd.	GSC	GSC
Gran Tierra Energy Inc.	GTE	GTE
Granite Real Estate Inc.	GRT	GRT
Great Canadian Gaming Corporation	GC	GC
Great-West Lifeco Inc.	GWO	GWO

Name of Underlying Instrument	Option Symbol	Underlying Symbol

Groupe Aeroplan Inc.	AIM	AIM
Guide Exploration Ltd.	GO	GO
Guyana Goldfields Inc.	GUY	GUY
H&R Real Estate Investment Trust	HR	HR u
Harry Winston Diamond Corp.	HW	HW
Horizon North Logistics Inc.	HNL	HNL
HudBay Minerals Inc.	HBM	HBM
Husky Energy Inc.	HSE *	HSE
IAMGOLD Corporation	IMG	IMG
IGM Financial Inc.	IGM	IGM
IMAX Corporation	IMX	IMX
Imperial Oil Limited	IMO	IMO
Industrial Alliance Insurance and Financial Services Inc.	IAG	IAG
Inmet Mining Corporation	IMN	IMN
Intact Financial Corporation	IFC	IFC
Inter Pipeline Fund	IPL	IPLu
International Tower Hill Mines Ltd.	ITH	ITH
Ivanhoe Mines Ltd.	IVN	IVN
Jaguar Mining Inc.	JAG	JAG
Just Energy Group Inc.	JE	JE
Keegan Resources Inc.	KGN	KGN
Keyera Corp.	KEY	KEY
Kinross Gold Corporation	K *	K
Kirkland Lake Gold Inc.	KGI	KGI
Lake Shore Gold Corp.	LSG	LSG
Legacy Oil + Gas Inc.	LEG	LEG
Linamar Corporation	LNR	LNR
Loblaw Companies Ltd.	L	L
Lululemon Athletica Inc.	LLL	LLL
Lundin Mining Corp.	LUN	LUN
MacDonald, Dettwiler and Associates Ltd.	MDA	MDA
MAG Silver Corp.	MAG	MAG
Magna International Inc	MG	MG
Major Drilling Group International Inc.	MDI	MDI
Manitoba Telecom Services Inc.	MBT	MBT
Manulife Financial Corporation	MFC *	MFC
Maple Leaf Foods Inc.	MFI	MFI

Name of Underlying Instrument	Option Symbol	Underlying Symbol

Martinrea International Inc.	MRE	MRE
MEG Energy Corp.	MEG	MEG
Mercator Minerals Ltd.	ML	ML
Methanex Corporation	MX	MX
Metro Inc.	MRU	MRU
Migao Corporation	MGO	MGO
Mullen Group Ltd.	MTL	MTL
National Bank of Canada	NA *	NA
Neo Material Technologies Inc. Please refer to circular no. 091-12.	NEM1	NEM1
Nevsun Resources Ltd.	NSU	NSU
New Gold Inc.	NGD	NGD
Nexen Inc.	NXY *	NXY
Niko Resources Ltd.	NKO	NKO
Nordion Inc.	NDN	NDN
North American Palladium Ltd.	PDL	PDL
Northern Dynasty Minerals Ltd.	NDM	NDM
Northland Power Inc.	NPI	NPI
NovaGold Resources Inc.	NG	NG
NovaGold Resources Inc. Please refer to circular no. 064-12.	NG1	NG1
NuVista Energy Limited	NVA	NVA
Onex Corp.	OCX	OCX
Open Text Corp	OTC	OTC
Osisko Mining Corp.	OSK *	OSK
Pacific Rubiales Energy	PRE *	PRE
Paladin Energy Ltd.	PDN	PDN
Pan American Silver Corporation	PAA	PAA
Pan American Silver Corporation Please refer to circular no. 052-12.	PAA1	PAA1
Paramount Resources Ltd.	POU	POU
Parex Resources Inc.	PXT	PXT
Parkland Fuel Corporation	PKI	PKI
Pembina Pipeline Corporation	PPL	PPL
Pengrowth Energy Trust	PGF	PGF
Pengrowth Energy Trust Please refer to circular no. 087-12.	PGF1	PGF1
Penn West Energy Trust	PWT	PWT
PetroBakken Energy Ltd.	PBN *	PBN

Name of Underlying Instrument	Option Symbol	Underlying Symbol

Petrobank Energy & Resources Ltd.	PBG	PBG
Petrominerales Ltd.	PMG	PMG
Peyto Exploration & Development Corp.	PEY	PEY
Poseidon Concepts Corp.	PSN	PSN
Potash Corporation of Saskatchewan	POT *	POT
Power Corporation of Canada	POW	POW
Power Financial Corporation	PWF	PWF
Precision Drilling Trust	PD	PD
Premier Gold Mines Limited	PG	PG
Pretium Resources Inc.	PVG	PVG
Primaris Retail Real Estate Investment Trust	PMZ	PMZu
ProEx Energy Ltd.	PRQ	PRQ
Progressive Waste Solutions Ltd.	BIN	BIN
QLT Inc.	QLT	QLT
Rainy River Resources Ltd.	RR	RR
Rare Element Resources Ltd.	RES	RES
Red Back Mining Inc. Please refer to circular no. 121-10.	K1	K1
Research in Motion Limited	RIM *	RIM
Resverlogix Corp.	RVX	RVX
RioCan Real Estate Investment Trust	REI	REIu
Ritchie Bros. Auctioneers Incorporated	RBA	RBA
Rogers Communications Inc., Cl. B	RCI *	RCI.B
Rona Inc.	RON	RON
Royal Bank of Canada	RY *	RY
Royal Gold, Inc.	RGL	RGL
Rubicon Minerals Corp.	RMX	RMX
Russel Metals Inc.	RUS	RUS
Sabina Gold & Silver Corp.	SBB	SBB
Saputo	SAP	SAP
Savanna Energy Services Corp.	SVY	SVY
Seabridge Gold Inc.	SEA	SEA
Secure Energy Services Inc.	SES	SES
SEMAFO INC.	SMF	SMF
Shaw Communications Inc., Cl. B	SJR *	SJR.B
ShawCor Ltd., Cl. A	SCL	SCL.A
Sherritt International Corporation	S	S
Shoppers Drug Mart	SC *	SC

Name of Underlying Instrument	Option Symbol	Underlying Symbol

Sierra Wireless Inc.	SW	SW
Silver Standard Resources Inc.	SSO	SSO
Silver Wheaton Corp.	SLW	SLW
Silvercorp Metals Inc.	SVM	SVM
SMART Technologies Inc.	SMA	SMA
SNC-Lavalin Group Inc.	SNC	SNC
SouthGobi Resources Ltd.	SGQ	SGQ
Sprott Resource Corp.	SCP	SCP
Stantec Inc.	STN	STN
Student Transportation Inc.	STB	STB
Sun Life Financial	SLF *	SLF
Suncor Energy Inc.	SU *	SU
SunOpta, Inc.	SOY	SOY
Superior Plus Corp.	SPB	SPB
Surge Energy Inc.	SGY	SGY
Tahoe Resources Inc.	THO	THO
Talisman Energy Inc.	TLM *	TLM
Tanzanian Royalty Exploration Corporation	TNX	TNX
Taseko Mines Limited	TKO	TKO
Teck Resources Limited., Cl. B	TCK *	TCK.B
TELUS Corporation	T *	T
Tembec Inc.	TMB	TMB
The Jean Coutu Group (PJC) Inc., Cl. A	PJC	PJC.A
Theratechnologies Inc.	TH	TH
Thompson Creek Metals Company Inc.	TCM	TCM
Thomson Reuters Corporation	TRI *	TRI
Tim Hortons	THI	THI
TMX Group Inc.	X	X
Toromont Industries Ltd.	TIH	TIH
Toronto-Dominion Bank (The)	TD *	TD
Tourmaline Oil Corp.	TOU	TOU
TransAlta Corporation	TA	TA
TransCanada Corporation	TRP *	TRP
Transcontinental Inc., Cl. A	TCL	TCL.A
TransForce Inc.	TFI	TFI
TransGlobe Energy Corporation	TGL	TGL
Trican Well Services Inc.	TCW	TCW
Trilogy Energy Corp.	TET	TET

Name of Underlying Instrument	Option Symbol	Underlying Symbol

Trinidad Drilling Ltd.	TDG	TDG
Uranium One Inc.	UUU	UUU
Uranium Participation Corp.	U	U
Valeant Pharmaceuticals International, Inc.	VRX	VRX
Veresen Inc.	VSN	VSN
Vermilion Energy Inc.	VET	VET
Vero Energy Inc.	VRO	VRO
Viterra Inc.	VT	VT
WestJet Airlines Ltd.	WJA	WJA
Westport Innovations Inc.	WPT	WPT
Whitecap Resources Inc.	WCP	WCP
Wi-LAN Inc.	WIN	WIN
Yamana Gold Inc.	YRI *	YRI

Currency options

Name of Underlying Instrument	Option Symbol	Underlying Symbol

Options on the US Dollar	USX	N/A